UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2007

HEELYS, INC.

(Exact name of registrant as specified in its charter)

Delaware		75-2880496
(State or other jurisdiction of	Commission	(IRS Employer
incorporation or organization)	File No.: 333-137046	Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006

(Address of principal executive offices and zip code)

(214) 390-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5                                             Corporate Governance and Management

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) By letter dated February 15, 2007, William R. Thomas notified Heelys, Inc. (the “Company”) of his decision not to stand for re-election to the Company’s Board of Directors at the Annual Meeting of Stockholders in 2007.  Mr. Thomas is also retiring from the boards of directors of several other companies.  Mr. Thomas will continue to serve as a Company director until the Company’s 2007 Annual Meeting of Stockholders, which is currently expected to be held in May 2007.  Mr. Thomas has served as a director of the Company since August 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: February 20, 2007	By:	/s/ Michael G. Staffaroni
Michael G. Staffaroni
Chief Executive Officer